SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Earliest Event Reported: February 7, 2003
(date of earliest event reported)

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-65554 (Commission File Number)	13-3460894 (I.R.S. Employer Identification Number)

Eleven Madison Avenue
New York, New York  10010
(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (212) 325-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Items 1 through 6, Item 8 and Item 9 are not included because they are not applicable.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------
Information and Exhibits.
------------------------

(a)      Financial Statements of businesses acquired.

         Not applicable.

(b)      Pro Forma financial information.

         Not applicable.

(c)      Exhibit No.                                    Description
         ----------                                     -----------
               25                                       Form T-1 Statement of Eligibility under the Trust Indenture
                                                        Act of 1939, as amended.  (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25).

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP. By: /s/ John Herbert Name: John Herbert Title: Vice President
Dated: February 7, 2003

Exhibit Index
-------------

Exhibit                                  Description                                                             Page
-------                                  -----------                                                             ----
25                                       Form T-1 Statement of Eligibility under the Trust                          5
                                         Indenture Act of 1939, as amended.  (Certain exhibits
                                         to Form T-1 are incorporated by reference to Exhibit
                                         25).
=======================================================================================================================================

                               ________________________________________________________________________

                                                  SECURITITES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549
                                                      __________________________

                                                               FORM T-1

                                                    STATEMENT OF ELIGIBILITY UNDER
                                                 THE TRUST INDENTURE ACT OF 1939 OF A
                                               CORPORATION DESIGNATED TO ACT AS TRUSTEE
                                          Check if an Application to Determine Eligibility of
                                              a Trustee Pursuant to Section 305(b)(2) ___
                                        _______________________________________________________

                                                    U.S. BANK NATIONAL ASSOCIATION
                                          (Exact name of Trustee as specified in its charter)

                                                              31-0841368
                                                  I.R.S. Employer Identification No.

180 East Fifth Street
St. Paul, Minnesota                                                                       55101
(Address of principal executive offices)                                                 (Zip Code)

                                                         Sheryl Christopherson
                                                    U.S. Bank National Association
                                                         180 East Fifth Street
                                                       St. Paul, Minnesota 55101
                                                       Telephone (651) 244-0739
                                       (Name, address and telephone number of agent for service)

                                          IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-A

                                                (Issuer with respect to the Securities)

                                     CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

                                        (Exact name of Registrant as specified in its charter)

Delaware                                                                        13-3460894
(State or other jurisdiction of incorporation or organization)                  (I.R.S. Employer Identification No.)

Eleven Madison Avenue
New York, New York                                                                    10010
(Address of Principal Executive Offices)                                            (Zip Code)

                                                     Home Equity Loan-Backed Notes
                                                  (Title of the Indenture Securities)

                               ________________________________________________________________________

                                                               FORM T-1

Item 1.      GENERAL INFORMATION.  Furnish the following information as to the Trustee.

              a)    Name and address of each examining or supervising authority to which it is subject.
                           Comptroller of the Currency
                           Washington, D.C.

              b)  Whether it is authorized to exercise corporate trust powers.
                           Yes

Item 2.     AFFILIATIONS WITH OBLIGOR.  If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

Items 3-15        Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.     LIST OF EXHIBITS:  List below all exhibits filed as a part of this statement of eligibility and qualification.

              1.   A copy of the Articles of Association of the Trustee.*

              2.   A copy of the certificate of authority of the Trustee to commence business.*

              3.  A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

              4.  A copy of the existing bylaws of the Trustee.*

              5.  A copy of each Indenture referred to in Item 4.  Not applicable.

              6.  The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

              7.  Report of Condition of the Trustee as of September 30, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

       * Incorporated by reference to Registration Number 333-67188.

NOTE

          The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois on the 7th day of February 2003.
                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:      /s/ Nancie J. Arvin
                                                     --------------------
                                                     Nancie J. Arvin
                                                     Vice President

                                                            Exhibit 6
                                                            ---------

                                                             CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  February 7, 2003

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:      /s/ Nancie J. Arvin
                                                     -------------------
                                                     Nancie J. Arvin
                                                     Vice President

Exhibit 7
U.S. Bank National Association
Statement of Financial Condition

As of 9/30/2002

($000's)

                                                                           9/30/2002
Assets
     Cash and Due From Depository Institutions                            $8,809,794
     Federal Reserve Stock                                                         0
     Securities                                                           28,156,313
     Federal Funds                                                           975,986
     Loans & Lease Financing Receivables                                 111,491,144
     Fixed Assets                                                          1,357,049
     Intangible Assets                                                     8,242,263
     Other Assets                                                          7,510,862
         Total Assets                                                   $166,543,411

Liabilities
     Deposits                                                           $112,901,360
     Fed Funds                                                             2,319,887
     Treasury Demand Notes                                                         0
     Trading Liabilities                                                     285,504
     Other Borrowed Money                                                 20,829,386
     Acceptances                                                             137,242
     Subordinated Notes and Debentures                                     5,696,195
     Other Liabilities                                                     5,198,418
     Total Liabilities                                                  $147,367,992

Equity
     Minority Interest in Subsidiaries                                      $990,010
     Common and Preferred Stock                                               18,200
     Surplus                                                              11,312,077
     Undivided Profits                                                     6,855,132
         Total Equity Capital                                            $19,175,419

Total Liabilities and Equity Capital                                    $166,543,411

___________________________________________________________________________________________________________________________
To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:      /s/ Nancie J. Arvin
          Vice President

Date:  February 7, 2003